MEASUREMENT UNCERTAINTY - IMPAIRMENT OF LONG-LIVED ASSETS	12 Months Ended
Dec. 31, 2011
MEASUREMENT UNCERTAINTY - IMPAIRMENT OF LONG-LIVED ASSETS
5.	MEASUREMENT UNCERTAINTY – IMPAIRMENT OF LONG-LIVED ASSETS

The company reviews its long-lived assets, primarily plant and equipment, for impairment when events or changes in circumstances indicate that the carrying value of these assets may not be recoverable. The company tests for impairment using a two-step methodology as follows:

(i)	determine whether the projected undiscounted future cash flows from operations exceed the net carrying amount of the assets as of the assessment date; and

(ii)	if assets are determined to be impaired in step (i), then such impaired assets are written down to their fair value, determined principally by using discounted future cash flows expected from their use and eventual disposition.

Estimates of future cash flows and fair value require judgments, assumptions and estimates and may change over time. Due to the variables associated with judgments and assumptions used in these tests, the precision and accuracy of estimates of impairment charges are subject to significant uncertainties and may change significantly as additional information becomes known. The carrying value of long-lived assets represented approximately 52% of total assets as at December 31, 2011. If future developments were to differ adversely from management’s best estimate of key assumptions and associated cash flows, the company could potentially experience future material impairment charges.

2011

The company recorded impairment and other closure costs of $823.6 million in 2011, consisting of an impairment charge of $660.2 million on the assets of its Canadian operations, $161.8 million on the assets of its Snowflake mill, net closure costs of $0.5 million related to the company’s discontinued paper recycling operation and $1.1 million related to a revised estimate for future landfill rehabilitation cost in respect of the landfill located at the company’s discontinued Elk Falls mill.

The following table provides the components of the impairment and other closure costs:

Buildings, plant and equipment	$801.1
Land	10.8
Operating and maintenance supplies and spare parts inventory (note 8)	10.1
822.0
Other closure costs – operating lease at paper recycling operation	0.5
Other closure costs – Elk Falls landfill rehabilitation estimate	1.1
Total	$823.6
Classification in consolidated statement of earnings (loss):
Impairment and other closure costs	$823.6
$823.6

In respect of the company’s Canadian operations, impairment of $660.2 million was recorded on December 31, 2011 on buildings, plant and equipment. During the fourth quarter of 2011, continuing declines in current and forecast prices for newsprint, directory markets and pulp indicated a probable impairment of the Canadian operations. Two asset groups were identified for the purpose of the impairment analysis; pulp assets and paper assets. Paper assets in aggregate were treated as one asset group as the company’s paper machines are capable of running various grades and can be reconfigured to switch from one paper production such as newsprint to directory or specialty.

The company conducted step (i) of the impairment test to determine whether the carrying value of the assets of its Canadian operations were recoverable. Estimates of future cash flows used to test the recoverability of long-lived assets included key assumptions related to foreign exchange rates, forecast product prices, market supply and demand, estimated useful life of the long-lived assets, production levels, production costs, inflation, weighted average cost of capital, and capital spending. The assumptions were derived from information generated internally and external published reports and forecasts. The useful life of the company’s assets was estimated at 11 years for its pulp and paper assets. Product sales prices and foreign exchange assumptions for 2012 of CDN$1.00 = US$0.99 were based on management’s best estimates incorporating independent market information as well as analysis of historical data, trends and cycles. Product sales prices and foreign exchange assumptions for years 2013 to 2015 were based on independent, published market forecasts. The foreign exchange assumption was CDN$1.00 = US$0.97 in 2013 strengthening to CDN$1.00 = US$1.02 by 2015.  Product sales prices and foreign exchange rate assumptions for 2016 and subsequent years were estimated by management based on long-term trend pricing for product sales prices and a long-term expected foreign exchange rate of CDN$1.00 = US$0.99. Step (i) of the impairment test demonstrated that impairment charges on the company’s pulp and paper assets were required as the carrying values of the pulp asset group and paper asset group exceeded the estimated undiscounted cash flows that will be generated by each respective group.

The company estimated the fair value of its pulp and paper assets on December 31, 2011 by discounting estimated future cash flows from the use and eventual disposal of its long-lived assets and net working capital to present value. A discount rate of 11% was used, reflecting current market assessments of the time value of money and the risks particular to the company’s assets. Impairment of $660.2 million was recognized on the assets of the company’s Canadian operations, based on the excess of the aggregate carrying values of the pulp and paper asset groups compared to their estimated fair values. The impairment reduced the carrying value of the company’s pulp assets by $83.5 million and the company’s paper assets by $576.7 million. The impairment charges were allocated to individual assets on a pro rata basis.

In respect of the company’s Snowflake, Arizona mill, impairment of $151.0 million was recorded on September 30, 2011 on buildings, plant and equipment and operating maintenance supplies and spare parts inventory. Current and historical operating and cash flow losses plus forecasted continuing losses indicated probable impairment of these assets. A recoverability analysis was performed, and on the basis of this analysis, the carrying value of these assets was fully impaired. On December 31, 2011, $10.8 million impairment was recorded on Snowflake’s land on the basis of an appraisal, dated January 3, 2012, obtained from an independent third party real estate appraiser. The assets continue to be held by the company and are still in use.

The company recorded a $0.3 million impairment recovery in the second quarter and a $0.4 million impairment recovery in the third quarter in respect of a lease obligation recognized in 2010 due to the discontinuation of the company’s paper recycling operation located in Coquitlam, British Columbia. These recoveries represented changes in estimated utility charges, insurance and property tax on the water lot lease from what was originally anticipated in 2010. On December 31, 2011, $1.2 million impairment expense was accrued in respect of this lease obligation.

This additional accrual was based on unfavourable changes to certain key assumptions that support the measurement of the obligation. The lease obligation of $10.1 million of which $2.3 million is in Accounts payable and accrued liabilities and $7.8 million is in Other long-term obligations.

The company recorded a $1.1 million impairment charge related to the future rehabilitation of the landfill located at the discontinued Elk Falls mill. This charge was based on a revised site remediation estimate obtained in the fourth quarter from an independent third party, and represents the incremental environmental liability, on a discounted basis, that was accrued based on this estimate. It is the company’s accounting policy to capitalize the cost associated with environmental liabilities as property, plant and equipment. The company concluded that, based on the closure and impairment of Elk Falls’ assets in 2010, future economic benefits are unlikely, and therefore, this amount was charged as impairment and other closure costs.

2010

As a result of the decision to permanently close the company’s Elk Falls paper mill and paper recycling operation in September 2010, the company recorded a $304.2 million charge for related impairment, severances and other closure costs. The Elk Falls mill had been indefinitely curtailed since February 2009 and the paper recycling facility was indefinitely idled in February 2010.

The following table provides the components of the impairment, severances and other closure costs:

Property, plant and equipment	$272.5
Operating and maintenance supplies and spare parts inventory (note 8)	20.3
292.8
Less: impairment previously recorded on paper assets (prior to announcement of permanent closure)	(12.0)
Severances	9.7
Other closure costs – operating lease at paper recycling operation	13.7
Total	$304.2

Classification in consolidated statement of earnings (loss):
Impairment and other closure costs	$294.5
Restructuring	9.7
$304.2

During the fourth quarter of 2010, the company assessed whether there were any impairment indicators present that would require the company to perform a detailed recovery test with respect to its pulp and paper assets. The company determined that there were no new impairment indicators at the end of 2010 compared to the impairment indicators that existed at the end of 2009. As a result, the company reviewed its detailed recovery test performed at the end of 2009 and determined that the cash flow analysis performed at that time on the company’s assets still in operation at the end of 2010 (excluding Elk Falls and the paper recycling operation shut down in 2010) indicated a significant excess of undiscounted cash flows over the net book value of the assets. In addition, the company reviewed the major assumptions used in the 2009 detailed recovery test and determined that, on an overall basis, the assumptions used were more conservative than the assumptions that would be used in a new impairment test. On that basis, the company determined that a new detailed recovery test was not required for 2010. The assumptions used in the 2009 impairment analysis are detailed below.

2009

During the fourth quarter of 2009, as a result of the severity of the decline in demand for the company’s products, the company conducted step (i) of the impairment test on its paper and pulp assets. Estimates of future cash flows used to test the recoverability of long-lived assets included key assumptions related to foreign exchange rates, forecast product prices, market supply and demand, estimated useful life of the long-lived assets, production levels, production costs, inflation, weighted average cost of capital, and capital spending. The assumptions were derived from information generated internally, independent industry research firms, and other external published reports and forecasts.

The useful life of the company’s assets was estimated at 20 years for paper assets and 10 years for pulp assets. Product sales prices and foreign exchange assumptions for 2010 of CDN$1.00 = US$0.95 were based on management’s best estimates incorporating independent market information as well as analysis of historical data, trends and cycles. Product sales prices and foreign exchange assumptions for years 2012 to 2013 were based on forecasts prepared by Resource Information Systems Inc., an independent external firm. The foreign exchange assumption was CDN$1.00 = US$0.93 in 2011 declining to CDN$1.00 = US$0.89 by 2013.  Product sales prices and foreign exchange rate assumptions for 2014 and subsequent years were estimated by management based on long-term trend pricing for product sales prices and a long-term expected foreign exchange rate of CDN$1.00 = US$0.88. Step (i) of the impairment test demonstrated that an impairment charge for the pulp and paper assets was not required as the estimated undiscounted cash flows exceeded the carrying values.

In anticipation of declining North American newsprint demand, the company had accelerated depreciation on certain paper machines over the past few years and in the fourth quarter of 2009, the company recorded an impairment charge of $17.4 million on certain of its paper machines to reflect the excess capacity in a number of its machines pursuant to high levels of indefinite curtailment.